UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 8, 2006

                             BARNABUS ENERGY, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                    000-50450                 98-0370750
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

               514 VIA DE LA VALLE
                    SUITE 200
                SOLANA BEACH, CA                              92075
    (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (858)-794-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

               SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

Coach Capital

      On January 8, 2006, Barnabus Energy, Inc. (the "Company") entered into an Investment Agreement (the "Investment Agreement") with Coach Capital LLC" ("Coach Capital" or the "Purchaser"). The parties agreed to a private placement (the "Financing Transaction") for the issuance of a Common Stock Purchase Warrant (the "Warrant") and a 0% Subordinated Mandatory Convertible Debenture (the "Debenture"). The Financing Transaction resulted in gross proceeds to the Company of $1,500,000 before expenses related to the Financing Transaction. The net proceeds will be used to invest in the businesses of Solar Roofing Systems Inc. and Connect Renewable Energy, Inc., with which the Company has executed acquisition agreements, to repay indebtedness and for general corporate purposes. The proceeds from the debt being repaid were used for the same purposes as the proceeds of this offering.

      Pursuant to the Investment Agreement, the Company agreed to sell and the Purchaser agreed to purchase warrants to purchase the number of shares Common Stock (the "Warrant Shares") of the Company equal to (i) $1,500,000 divided by
(ii) the Warrant Price, which price is initially set at $2.23 subject to adjustment upon the occurrence of certain specified events including, but not limited to, including stock dividends, stock splits and mergers or reorganizations. The Warrant expires on January 11, 2011. The parties also agreed to enter into a 0% Subordinated Mandatory Convertible Debenture pursuant to which the Company agrees to pay back to Coach Capital the amount of $1,500,000 which becomes due and fully payable in full on July 31, 2008. Either party to the Debenture may convert the Debenture into shares of Common Stock of the Company (the "Debenture Shares") subject to certain restrictions.

      Pursuant to a Registration Rights Agreement entered into by the parties on January 8, 2006, among other things, the Company is obligated to file a resale registration statement within 120 days after the closing of the Financing Transaction in order to register the Warrant Shares and the Debenture shares for public resale.

      The full terms and conditions of the Financing Transaction are set forth in the Investment Agreement, the Common Stock Purchase Warrant, the 0% Subordinated Mandatory Convertible Debenture and the Registration Rights Agreement, each of which is filed as an exhibit to this Current Report, and is incorporated herein by reference.

      These securities were issued without registration with the Commission, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company determined that this exemption was available because of the nature of the single Purchaser. In making this determination, the Company relied upon representations made by the Purchaser.


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Solar Roofing Systems Inc.

      As of February 8, 2006, the Company, 2093603 Ontario, Inc., a newly formed Ontario corporation ("Exchangeco), Solar Roofing Systems Inc., an Ontario corporation ("Solar") and the stockholders of Solar entered into a Stock Purchase Agreement which contemplates that Exchangeco will acquire all of the outstanding shares of Solar, other than those already owned by the Company, for CDN $3,709,067 in cash, 1,472,160 unregistered shares of the Company's common stock issuable to the U.S. shareholders of Solar and 4,892,141 Class A shares of Exchangeco issuable to the Canadian shareholders of Solar (the "Solar Transaction"). Upon occurrence of certain events specified in the terms of the Class A shares and as specified in a certain Exchange Rights Agreement and in a certain Support Agreement, Class A shares of Exchangeco shall be exchangeable, one for one, into unregistered shares of the Company's common stock. The shares of the Company's common stock issuable upon exchange of any Class A shares of Exchangeco are entitled to certain registration rights. The closing of the transaction is subject to customary conditions and the receipt by the Company of $10,000,000 from financing transactions. There is no assurance that the Company will successfully complete this financing.

      Solar Roofing Systems Inc. manufactures SolarSave(TM), a waterproof, solar-integrated roofing product for low-slope/flat-roof, commercial, industrial and institutional applications.

Connect Renewable Energy, Inc.

      As of February 8, 2006, the Company, Connect Renewable Energy, Inc., a Nevada corporation ("CRE") and the stockholders of CRE entered into an Agreement and Plan of Merger (the "Merger Agreement") which contemplates that a newly formed special purpose subsidiary of the Company will be merged with and into CRE, with CRE being the surviving corporation and becoming a wholly-owned subsidiary of the Company, and all of the outstanding shares of CRE will be exchanged for a total of 5,000,000 newly-issued, unregistered shares of common stock of the Company (the "CRE Transaction"). The Merger Agreement contemplates that the Company will enter into a Consulting Agreement with an affiliate of CRE which will provide consulting services to the Company for a period of three years, and as an inducement to give up a pre-existing incentive compensation arrangement, the consultant will be paid 1,000,000 registered shares of the Company's common stock effective on the Merger Closing Date and will have incentives to earn up to an additional 2,000,000 unregistered shares of the Company's common stock based on future revenues of CRE. The closing of the merger transaction is subject to customary conditions and the receipt by the Company of $10,000,000 from financing transactions. There is no assurance that the Company will successfully complete this financing.

      CRE has developed a unique, patent-pending system that integrates arrays of PV cells into roofing tiles. This fire-rated, UL-approved product blends seamlessly with the colors and profiles of most standard roofing tiles used today. Unlike competitive products, CRE tiles do not require external framing on the building. They are lightweight, easy to install, and carry a twenty-year warranty.


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

      On February 10, 2006 the Company issued a press release announcing the Solar Transaction and the CRE Transaction. A copy of that press release is attached hereto as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

      10.1        Investment Agreement

      10.2        Common Stock Purchase Warrant

      10.3        0% Subordinated Mandatory Convertible Debenture

      10.4        Registration Rights Agreement

      10.5        Stock Purchase Agreement

      10.6        Exchange Rights Agreement

      10.7        Support Agreement

      10.8        Registration Rights Agreement with holders of Exchangeable
                  Shares

      10.9        Agreement and Plan of Merger

      10.10 Form of Consulting Agreement for affiliate of Connect Renewable Energy, Inc.

      99.1        Press release of Barnabus Energy, Inc., dated February 10,
                  2006


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BARNABUS ENERGY, INC.



Date:  February 14, 2006                  By: /s/David Saltman
                                             -----------------------------------
                                          Name:  David Saltman
                                          Title:  Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

      10.1        Investment Agreement

      10.2        Common Stock Purchase Warrant

      10.3        0% Subordinated Mandatory Convertible Debenture

      10.4        Registration Rights Agreement

      10.5        Stock Purchase Agreement

      10.6        Exchange Rights Agreement

      10.7        Support Agreement

      10.8        Registration Rights Agreement with holders of Exchangeable
                  Shares

      10.9        Agreement and Plan of Merger

      10.10 Form of Consulting Agreement for affiliate of Connect Renewable Energy, Inc.

      99.1        Press release of Barnabus Energy, Inc., dated
                  February 10, 2006